SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 33-________)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. ____	[ ]
and
REGISTRATION STATEMENT (No. 811-______)
UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[ ]

Fidelity Rutland Square Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant elects to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that such Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PAS Strategic Small Cap Fund

(fund number ___, trading symbol _____)

Prospectus

________, 2003

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution

Prospectus

Fund Summary

Investment Summary

Investment Objective

PAS Strategic Small Cap Fund seeks capital appreciation.

Principal Investment Strategies

Strategic Advisers, Inc. (Strategic)'s principal investment strategies include:

  Investing in a combination of small cap stock funds (underlying funds).
  Normally investing at least 80% in shares of other small cap funds.
  Allocating assets among underlying funds to achieve portfolio characteristics similar to that of the Russell 2000 Index.
  Using fundamental analysis of each underlying fund and market and economic conditions to select underlying funds.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Investing in Other Funds. Regulatory restrictions limit the amount that one fund can invest in another. Unaffiliated underlying funds pay compensation for participating in Fidelity's FundsNetwork program. The fund bears all risks of investment strategies employed by the underlying funds.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Prospectus

Fund Summary - continued

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of PAS Strategic Small Cap. The annual fund operating expenses provided below for PAS Strategic Small Cap are based on estimated expenses.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from fund assets)

Management fee	%
Distribution and/or Service (12b-1) fees	None
Other expenses	%
Total annual fund operating expensesA	%

A Effective _______, 2003, Strategic has voluntarily agreed to reimburse PAS Strategic Small Cap to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.__% of its average net assets. This arrangement may be discontinued by Strategic at any time.

In addition to the total operating expenses shown above, PAS Strategic Small Cap, as a shareholder in an underlying fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds, and PAS Strategic Small Cap's investment return will be net of underlying fund expenses.

This example helps you compare the cost of investing in PAS Strategic Small Cap with the cost of investing in other mutual funds.

Let's say, hypothetically, that PAS Strategic Small Cap's annual return is 5% and that the fees are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$
3 years	$

Prospectus

Fund Basics

Investment Details

Investment Objective

PAS Strategic Small Cap Fund seeks capital appreciation.

Principal Investment Strategies

Strategic normally invests PAS Strategic Small Cap's assets in a combination of small cap stock funds. Strategic allocates assets among underlying funds according to an allocation strategy designed to achieve portfolio characteristics similar to that of the Russell 2000 Index, a market capitalization-weighted index of 2,000 small company stocks.

Strategic normally invests at least 80% of the fund's assets in shares of other small cap funds. Strategic generally identifies small cap funds by reference to a fund's name, policies, or third-party classification. Funds whose name, policies or classification change after purchase continue to be considered small cap funds for purposes of the 80% policy.

In buying and selling underlying funds, Strategic relies on fundamental analysis of each fund and its potential for success in light of economic and market conditions. Factors considered include growth potential, performance, and fund management. Strategic monitors and adjusts fund holdings as necessary in an effort to anticipate future market opportunities as well as respond to current market conditions.

Principal Investment Risks

Many factors affect PAS Strategic Small Cap's performance. PAS Strategic Small Cap's share price changes daily based on the performance of the funds in which it invests. If Strategic's strategies do not work as intended, the fund may not achieve its objective. The ability of PAS Strategic Small Cap to meet its investment objective is directly related to its allocation among funds and the ability of those funds to meet their investment objectives. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the performance of PAS Strategic Small Cap and the small cap stock funds in which it invests:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Investing in Other Funds. Regulatory restrictions limit the amount that one fund can invest in another, and further limit investments to the extent a fund's shares are already held by Strategic or its affiliates. The fund will bear a pro rata share of the underlying funds' expenses. Strategic or its affiliates may receive remuneration related to investments in underlying funds. Unaffiliated underlying funds compensate Strategic or its affiliates for participating in Fidelity's FundsNetwork program. Programs with similar compensation arrangements may be offered in the future. Underlying funds may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. The fund bears all risks associated with underlying fund investments.

In response to market, economic, political, or other conditions, Strategic may temporarily use a different investment strategy for defensive purposes. If Strategic does so, different factors could affect PAS Strategic Small Cap's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

PAS Strategic Small Cap Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

PAS Strategic Small Cap Fund normally invests at least 80% of its assets in shares of other small cap funds.

Prospectus

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The assets of PAS Strategic Small Cap consist primarily of shares of the underlying funds, which are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes accurately reflects fair value. Most underlying fund assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

Shares of the fund are offered only to clients of Strategic that have granted Strategic discretionary authority to invest in a portfolio of mutual funds. If you are not currently a Strategic client, please call _______ for more information. Strategic may charge clients fees for its services in addition to those disclosed in this prospectus.

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Shares will be bought at the next NAV calculated after an order is received in proper form.

The fund may reject or cancel any purchase orders for any reason.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, orders to purchase shares may be suspended, restricted or cancelled and the proceeds may be withheld.

The price to sell one share of the fund is the fund's NAV.

Shares will be sold at the next NAV calculated after an order is received in proper form.

If you cease to be a Strategic client your shares will be sold at the next NAV and Strategic will send the proceeds to you.

Normally, redemptions will be processed by the next business day, but may take up to seven business days to be processed if making immediate payment would adversely affect the fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities or other property rather than in cash.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

Dividends and Capital Gain Distributions

PAS Strategic Small Cap earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. PAS Strategic Small Cap also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

PAS Strategic Small Cap normally pays dividends and capital gain distributions in _______.

Distribution Options

Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

PAS Strategic Small Cap is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Strategic is PAS Strategic Small Cap's investment manager. The address of Strategic and its affiliates is 82 Devonshire Street, Boston, Massachusetts 02109.

Fidelity Management & Research Company (FMR), an affiliate of Strategic, may manage one or more underlying funds.

As of [month] [day], [year], Strategic had approximately $___ billion in discretionary assets under management.

As of [month] [day], [year], FMR had approximately $___ billion in discretionary assets under management.

[Insert manager bio: Cathy Subick is manager of PAS Strategic Small Cap.]

As the manager, Strategic is responsible for choosing the fund's investments.

As manager for an underlying fund, FMR is responsible for choosing such fund's investments and handling its business affairs. FMR is also responsible for handling the business affairs of PAS Strategic Small Cap.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

PAS Strategic Small Cap pays a management fee to Strategic. The management fee is calculated and paid to Strategic every month.

Strategic is responsible for the payment of all other expenses of PAS Strategic Small Cap with limited exceptions.

PAS Strategic Small Cap's annual management fee rate is 0.__% of its average net assets.

Strategic pays FMR an administration fee for handling the business affairs for PAS Strategic Small Cap.

Strategic may, from time to time, agree to reimburse the fund for management fees above a specified limit. Strategic retains the ability to be repaid by the fund if certain expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by Strategic at any time, can decrease the fund's expenses and boost its performance.

Prospectus

Fund Services - continued

Fund Distribution

FDC distributes the fund's shares.

Strategic may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Strategic at [insert toll-free/collect # ________].

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-_____

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

PAS STRATEGIC SMALL CAP FUND

A Fund of Fidelity Rutland Square Trust

STATEMENT OF ADDITIONAL INFORMATION

[_________], 200[4]

This statement of additional information (SAI) is not a prospectus. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of the prospectus, dated [________], 200[4], please call Fidelity at [____].

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Canada	<Click Here>
Special Considerations Regarding Europe	<Click Here>
Special Considerations Regarding Japan	<Click Here>
Special Considerations Regarding Asia Pacific Region (ex Japan)	<Click Here>
Special Considerations Regarding Latin America	<Click Here>
Special Considerations Regarding Russia	<Click Here>
Special Considerations Regarding Africa	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Buying and Selling Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

[MAPS code prefix]-ptb-1203

[Item Code Number]

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of PAS Strategic Small Cap Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of PAS Strategic Small Cap's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with PAS Strategic Small Cap's investment policies and limitations.

PAS Strategic Small Cap's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are PAS Strategic Small Cap's fundamental investment limitations set forth in their entirety. PAS Strategic Small Cap may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation);

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, the fund would own more than 10% of the outstanding voting securities of that issuer.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers, Inc. (Strategic) or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity. Moreover, to the extent that the fund acquired the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. (See "Securities of Other Investment Companies" hereinafter on page 15.)

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 9.

For the fund's limitations on investing in securities of other investment companies, see the section entitled "Securities of Other Investment Companies" on page 15.

Notwithstanding the foregoing investment limitations, the underlying funds in which PAS Strategic Small Cap may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting PAS Strategic Small Cap to engage indirectly in investment strategies that may not be permitted under the investment limitations listed above.

Investment Practices of PAS Strategic Small Cap and the Underlying Fidelity Funds

The following pages contain more detailed information about types of instruments in which PAS Strategic Small Cap or an underlying Fidelity fund may invest, strategies Strategic or an underlying Fidelity fund's investment adviser may employ in pursuit of a fund's investment objective, and a summary of related risks. Strategic or an underlying Fidelity fund's investment adviser may not buy all of these instruments or use all of these techniques. Furthermore, this list of instruments, strategies, and risks is not exhaustive. An underlying Fidelity fund may make investments in other types of securities and instruments.

Notwithstanding the foregoing, an underlying fund that is not advised by Strategic or an affiliate of Strategic may invest in the same or other types of investments or its adviser may employ strategies other than those discussed in this Statement of Additional Information.

Affiliated Bank Transactions. PAS Strategic Small Cap and any underlying Fidelity fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. For PAS Strategic Small Cap and any underlying Fidelity funds that PAS Strategic Small Cap may invest in, in accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees of the Fidelity funds has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. PAS Strategic Small Cap and any underlying Fidelity fund may borrow from banks or from other funds advised by a mutual investment adviser or its affiliates, or through reverse repurchase agreements. If PAS Strategic Small Cap or any underlying Fidelity fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If PAS Strategic Small Cap or any underlying Fidelity fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. PAS Strategic Small Cap and any underlying Fidelity fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are money market or short-term bond funds managed by Fidelity Management & Research Company (FMR) or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by PAS Strategic Small Cap or any underlying Fidelity fund is called for redemption or conversion, PAS Strategic Small Cap or any underlying Fidelity fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country or Geographic Region. Factors that may be considered in determining whether an investment is tied to a particular country or region include: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that PAS Strategic Small Cap's and any underlying Fidelity fund's investment adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. PAS Strategic Small Cap or any underlying Fidelity fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by PAS Strategic Small Cap or any underlying Fidelity fund. PAS Strategic Small Cap or any underlying Fidelity fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the fund's investment adviser.

PAS Strategic Small Cap and any underlying Fidelity fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. PAS Strategic Small Cap and any underlying Fidelity fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

PAS Strategic Small Cap and any underlying Fidelity fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the skill of PAS Strategic Small Cap's and any underlying Fidelity fund's investment adviser in analyzing currency values. Currency management strategies may substantially change PAS Strategic Small Cap's or any underlying Fidelity fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the fund's investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If an investment adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if an investment adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that an investment adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by PAS Strategic Small Cap and any underlying Fidelity fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds' Rights as Investors (PAS Strategic Small Cap and underlying Fidelity funds only). PAS Strategic Small Cap and any underlying Fidelity fund do not intend to direct or administer the day-to-day operations of any company. PAS Strategic Small Cap and any underlying Fidelity fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when the fund's investment adviser determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which PAS Strategic Small Cap and any underlying Fidelity fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that PAS Strategic Small Cap and any underlying Fidelity fund could be involved in lawsuits related to such activities. PAS Strategic Small Cap's and any underlying Fidelity fund's investment adviser may monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against PAS Strategic Small Cap and any underlying Fidelity fund will not be undertaken or liabilities incurred. PAS Strategic Small Cap's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match PAS Strategic Small Cap's or any underlying Fidelity fund's current or anticipated investments exactly. PAS Strategic Small Cap and any underlying Fidelity fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the particular fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. PAS Strategic Small Cap and any underlying Fidelity fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in PAS Strategic Small Cap's or any underlying Fidelity fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Financial Times Stock Exchange Eurotop 100 Index (FTSE Eurotop 100) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the Australian Stock Exchange All Ordinaries Index (ASX All Ordinaries) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase PAS Strategic Small Cap's and any underlying Fidelity fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When PAS Strategic Small Cap and any underlying Fidelity fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of PAS Strategic Small Cap or any underlying Fidelity fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

Limitations on Futures and Options Transactions. The trust, on behalf of PAS Strategic Small Cap, intends to file with the National Futures Association a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, before engaging in any purchases or sales of commodity futures contracts or commodity options contracts. Each trust of the underlying Fidelity funds, on behalf of each underlying Fidelity fund, has filed with the National Futures Association a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended. The other underlying funds in which PAS Strategic Small Cap will invest may or may not have filed a notice of eligibility for exclusion under the Commodity Exchange Act, as amended.

PAS Strategic Small Cap and each underlying Fidelity fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on PAS Strategic Small Cap's and the underlying Fidelity funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. Moreover, limitations on investments in futures contracts and options and/or policies regarding futures contracts and options of the other underlying funds may also be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require PAS Strategic Small Cap and any underlying Fidelity fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, PAS Strategic Small Cap's and any underlying Fidelity fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. PAS Strategic Small Cap and any underlying Fidelity fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of PAS Strategic Small Cap's and any underlying Fidelity fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, PAS Strategic Small Cap and any underlying Fidelity fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease PAS Strategic Small Cap's and any underlying Fidelity fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift PAS Strategic Small Cap's and any underlying Fidelity fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of PAS Strategic Small Cap's and any underlying Fidelity fund's investments and its share price.

Swap agreements also may allow PAS Strategic Small Cap and any underlying Fidelity fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from PAS Strategic Small Cap or any underlying Fidelity fund. If a swap agreement calls for payments by PAS Strategic Small Cap or any underlying Fidelity fund, the fund must be prepared to make such payments when due. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. Although there can be no assurance that PAS Strategic Small Cap and any underlying Fidelity fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to PAS Strategic Small Cap or any underlying Fidelity fund. Under the supervision of PAS Strategic Small Cap's Board of Trustees, Strategic determines the liquidity of PAS Strategic Small Cap's investments and, through reports from Strategic, the Board monitors investments in illiquid securities. In determining the liquidity of PAS Strategic Small Cap's or any underlying Fidelity fund's investments, Strategic or FMR, as applicable, may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, PAS Strategic Small Cap or an underlying Fidelity fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates (which would include Strategic). PAS Strategic Small Cap or any underlying Fidelity fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. PAS Strategic Small Cap or any underlying Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which PAS Strategic Small Cap or any underlying Fidelity fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's Investors Service, Standard & Poor's (S&P), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by a fund's investment adviser.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that PAS Strategic Small Cap or any underlying Fidelity fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

PAS Strategic Small Cap and any underlying Fidelity fund may limit the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limitations, PAS Strategic Small Cap or any underlying Fidelity fund may treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require PAS Strategic Small Cap or any underlying Fidelity fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict PAS Strategic Small Cap's or any underlying Fidelity fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

PAS Strategic Small Cap and any underlying Fidelity fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. PAS Strategic Small Cap and the underlying Fidelity funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by Strategic. The other underlying funds in which PAS Strategic Small Cap will invest may or may not invest in repurchase agreements with parties whose creditworthiness is less than that viewed as being satisfactory to Strategic.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. PAS Strategic Small Cap and the underlying Fidelity funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by Strategic. The other underlying funds in which PAS Strategic Small Cap will invest may or may not invest in reverse repurchase agreements with parties whose creditworthiness is less than that viewed as being satisfactory to Strategic. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. PAS Strategic Small Cap and the underlying Fidelity funds may lend securities to parties such as broker-dealers or other institutions. However, PAS Strategic Small Cap will not lend securities to Strategic or an affiliate. An underlying fund may also lend securities to parties such as broker-dealers or other institutions, including FBS LLC. FBS LLC is a member of the NYSE and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For PAS Strategic Small Cap and the underlying Fidelity funds, loans will be made only to parties deemed by Strategic and FMR, respectively, to be in good standing and when, in Strategic's and FMR's judgment, respectively, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies. Mutual funds pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws. Even though PAS Strategic Small Cap may invest in a number of underlying mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through another fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds.

The 1940 Act provides that PAS Strategic Small Cap, together with any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. As a result, when affiliated persons of Strategic hold shares of any of the underlying funds, the amount the fund may invest in shares of such underlying fund is restricted, and Strategic may have to select alternative investments for the fund that would not have been its first investment choice.

The 1940 Act also provides that a mutual fund whose shares are purchased by a fund is obliged to redeem shares held by the fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Because a fund and its affiliated persons may together acquire up to 3% of an underlying fund's shares, a fund that has decided to sell its entire position in an underlying fund could need up to 90 days to completely implement this decision. However, because PAS Strategic Small Cap has reserved the right to pay redemption requests in kind, namely in shares of the underlying funds, Strategic expects to treat all holdings of underlying fund shares as liquid.

The underlying funds may also invest in securities of other investment companies. Such securities, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If PAS Strategic Small Cap or any underlying Fidelity fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. PAS Strategic Small Cap or any underlying Fidelity fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. For PAS Strategic Small Cap, Strategic or FMR, as applicable, may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, Strategic or FMR, as applicable, will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Temporary Defensive Policies. PAS Strategic Small Cap reserves the right to invest without limitation in investment-grade money market instruments for temporary, defensive purposes. Each of the underlying funds (including underlying Fidelity funds) also may invest in temporary defensive positions that are inconsistent with the underlying fund's principal investment strategies in response to adverse market, economic, political, or other conditions. The types of instruments used by the underlying funds (including underlying Fidelity funds) for temporary, defensive purposes may vary and may not be currently known by Strategic or its affiliates.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

Currency. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro was confined mainly to the wholesale financial markets, while its widespread use in the retail sector followed with the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries ceased to be legal tender. In addition to adopting a single currency, member countries no longer controlled their own monetary policies. Instead, the authority to direct monetary policy is exercised by the new European Central Bank. On June 19, 2000, Greece's application for membership in the EMU was accepted by the EU Council of Ministers. This action expanded the number of members of the EU's single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency. The result of this vote has likely set back the plans of the Prime Ministers of Sweden and The United Kingdom to place a similar referendum on euro membership before their voters. Similarly, the Danish vote has been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the weakened currency.

Political. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro risk being left farther behind.

Foreign Trade. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in 1999, 2000, 2001, and the first ten months of 2002, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past five years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

Currency. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

Natural Disasters. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

Political. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed.

Social Unrest. While recent reforms have begun to improve living conditions of many of the region's populations, Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have been slow to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

Economic. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

Foreign Trade. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

Currency. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

Sovereign Debt. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

Natural Resources Dependency. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

Natural Disasters. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

Financial Reporting Standards. Local rules governing local financial reporting have become more strict in recent years and many companies have gained listing on the NYSE or National Association of Securities Dealers Automatic Quotation System (NASDAQ) which requires compliance with U.S. reporting standards. Nevertheless, rules for disclosing financial information by companies listed on local exchanges are less stringent than those of the U.S., which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 2,334 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

South Africa. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 20th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities (normally, shares of the underlying funds) are placed on behalf of PAS Strategic Small Cap by Strategic, either itself or through its affiliates, pursuant to authority contained in PAS Strategic Small Cap's management contract. PAS Strategic Small Cap will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities.

Strategic may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If selecting brokers or dealers (including affiliates of Strategic), Strategic generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Generally, compensation relating to investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

PAS Strategic Small Cap may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced Strategic's normal research activities in providing investment advice to the fund. Strategic's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services Strategic may receive from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, Strategic may request a broker or dealer to provide a specific proprietary or third-party product or service. While Strategic may take into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic nor the fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for the fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher compensation, Strategic will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or Strategic's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist Strategic or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

The Trustees of the fund periodically review Strategic's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of PAS Strategic Small Cap, respectively, and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

The fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

From time to time the Trustees will review whether the recapture for the benefit of PAS Strategic Small Cap of some portion of the compensation paid by the fund on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of PAS Strategic Small Cap are substantially the same as those of other funds managed by Strategic or its affiliates, investment decisions for PAS Strategic Small Cap are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining Strategic as investment adviser to PAS Strategic Small Cap outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

PAS Strategic Small Cap's NAV is the value of a single share. The NAV of PAS Strategic Small Cap is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The assets of PAS Strategic Small Cap consist primarily of shares of the underlying funds, which are valued at their respective NAVs.

PERFORMANCE

PAS Strategic Small Cap may quote performance in various ways, and PAS Strategic Small Cap may quote the performance of various underlying funds. All performance information supplied by PAS Strategic Small Cap in advertising is historical and is not intended to indicate future returns. The share price of an underlying fund and return fluctuate in response to market conditions and other factors, and the value of an underlying fund's shares when redeemed may be more or less than their original cost. The following paragraphs describe how return is calculated by PAS Strategic Small Cap.

Return Calculations. Returns quoted in advertising reflect all aspects of PAS Strategic Small Cap's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that PAS Strategic Small Cap's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, PAS Strategic Small Cap may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using PAS Strategic Small Cap's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by PAS Strategic Small Cap and reflects all elements of its return. Unless otherwise indicated, PAS Strategic Small Cap's adjusted NAVs are not adjusted for sales charges, if any.

Moving Averages. PAS Strategic Small Cap may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

Historical Fund Results. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending upon individual circumstances. After-tax returns are not relevant if shares are held in a retirement account or in another tax-deferred arrangement.

PAS Strategic Small Cap may compare its return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how PAS Strategic Small Cap's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively. PAS Strategic Small Cap has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike PAS Strategic Small Cap's returns, do not include the effect of brokerage commissions or other costs of investing. The CPI comparisons would show how PAS Strategic Small Cap's return compared to rising price levels.

The total market capitalization of certain countries according to the Morgan Stanley Capital International (MSCI) indexes database and the performance of national stock markets, as measured in U.S. dollars by the MSCI stock market indexes for various periods, can provide more information about the markets in which a fund may invest. MSCI stock market index results are not indicative of future stock market performance or a fund's performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

Performance Comparisons. PAS Strategic Small Cap's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, PAS Strategic Small Cap's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, PAS Strategic Small Cap's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, PAS Strategic Small Cap may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

PAS Strategic Small Cap's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in the index. Unlike PAS Strategic Small Cap's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

PAS Strategic Small Cap may compare its performance to that of the Russell 2000 Index, a market capitalization-weighted index of 2,000 small company stocks.

PAS Strategic Small Cap may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, PAS Strategic Small Cap may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fidelity funds. Ibbotson calculates returns in the same method as the funds. The Fidelity funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity publications provided free of charge to Fidelity fund shareholders.

PAS Strategic Small Cap may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

PAS Strategic Small Cap may be advertised as part of a program in which Fidelity and non-Fidelity mutual funds are offered. These programs may advertise performance results.

PAS Strategic Small Cap may present its fund number, Quotron number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. PAS Strategic Small Cap may quote various measures of volatility and benchmark correlation in advertising. In addition, PAS Strategic Small Cap may compare these measures to those of other funds. Measures of volatility seek to compare PAS Strategic Small Cap's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum Indicators indicate PAS Strategic Small Cap's price movements over specific periods of time. Each point on the momentum indicator represents PAS Strategic Small Cap's percentage change in price movements over that period.

PAS Strategic Small Cap may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of [_______], 200[4], Strategic advised over $__ billion in municipal fund assets, $__ billion in taxable fixed-income fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, and $__ billion in international fund assets. PAS Strategic Small Cap may reference [the growth and variety of money market mutual funds and] the adviser's innovation and participation in the industry. Strategic, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

PAS Strategic Small Cap may reference, illustrate, or discuss the performance of the underlying funds.

BUYING AND SELLING INFORMATION

Shares of PAS Strategic Small Cap are offered only to clients of Strategic that have granted Strategic discretionary authority to invest in a portfolio of mutual funds. If you are not currently a Strategic client, please call [ _______] for more information.

PAS Strategic Small Cap may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. A portion of PAS Strategic Small Cap's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that PAS Strategic Small Cap's income is derived from qualifying dividends or from the qualifying portion of dividends from an underlying fund. A percentage of dividends distributed to individual shareholders may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). For PAS Strategic Small Cap and for those underlying funds that may earn other types of income that do not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals, such as interest, short-term capital gains (including short-term capital gains distributed by an underlying fund as a dividend as well as short-term capital gains earned on the sale of underlying fund shares or other securities), and non-qualifying dividends, the percentage of fund dividends that qualifies for the deduction generally will be less than 100%. A portion of PAS Strategic Small Cap's dividends derived from certain U.S. Government securities, including the portion of dividends from an underlying fund derived from certain U.S. Government securities, and securities of certain other investment companies may be exempt from state and local taxation.

Capital Gain Distributions. PAS Strategic Small Cap's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Tax Status of the Funds. PAS Strategic Small Cap intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, PAS Strategic Small Cap intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting PAS Strategic Small Cap and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of PAS Strategic Small Cap resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether PAS Strategic Small Cap is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and executive officers of Fidelity Rutland Square Trust and PAS Strategic Small Cap, as applicable, are listed below. The Board of Trustees governs PAS Strategic Small Cap and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee PAS Strategic Small Cap's activities, review contractual arrangements with companies that provide services to PAS Strategic Small Cap, and review PAS Strategic Small Cap's performance. If the interests of PAS Strategic Small Cap and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees of PAS Strategic Small Cap and of the Fidelity funds fulfill their fiduciary duties to the affected funds. Strategic has structured PAS Strategic Small Cap to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic, the Trustees of PAS Strategic Small Cap, and the Trustees of the Fidelity funds would take reasonable steps to minimize and, if possible, eliminate the conflict. [Except for [_______], each of the Trustees oversees [Number of Funds] funds advised by FMR or an affiliate. [______] oversees [Number of Funds] funds advised by FMR or an affiliate.]

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer and may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. [Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.]

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (41)

Year of Election or Appointment: 2003

Senior Vice President of PAS Strategic Small Cap (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Strategic, Inc., P.O. Box [____], Boston, Massachusetts 02205-[____].

Name, Age; Principal Occupation
[__________]
Year of Election or Appointment: 200[_] [BACKGROUND]

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
[__________]
Year of Election or Appointment: 200[_] [BACKGROUND]
Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of PAS Strategic Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of PAS Strategic Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2003

President and Treasurer of PAS Strategic Small Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2003

Chief Financial Officer of PAS Strategic Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of PAS Strategic Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2003 Assistant Treasurer of PAS Strategic Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

[Standing Committees of the Fund's Trustees. [DISCUSSION]]

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 200[3].

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
PAS Strategic Small Cap
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	[TBD]	[TBD]	[TBD]
PAS Strategic Small Cap
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ending July 31, 200[4], or calendar year ended December 31, 200[3], as applicable.

Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	[TBD]
PAS Strategic Small Cap +	$
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$

* Abigail P. Johnson, Laura B. Cronin, and Robert L. Reynolds are interested persons and are compensated by Strategic.

+ Estimated for the fund's first full year.

As of the commencement of the fund, 100% of PAS Strategic Small Cap's total outstanding shares was held by Strategic or an affiliate. FMR Corp. is the ultimate parent company of Strategic and these affiliates. By virtue of her ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page ___, Ms. Abigail P. Johnson, Trustee and Senior Vice President of the fund, may be deemed to be a beneficial owner of these shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Strategic. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

MANAGEMENT CONTRACT

[PAS Strategic Small Cap has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets among Fidelity underlying funds and non-Fidelity underlying funds in which the fund may invest. Strategic Advisers also provides the fund with all necessary office facilities and personnel for servicing the fund's investments and compensates all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

Strategic Advisers in turn has entered into an administration agreement with FMR on behalf of PAS Strategic Small Cap. Under the terms of the administration agreement, FMR or its affiliates provide the management and administrative services (other than investment advisory services) necessary for the operation of PAS Strategic Small Cap. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of PAS Strategic Small Cap's management contract, Strategic Advisers, either itself or through an affiliate, is responsible for payment of all operating expenses of PAS Strategic Small Cap with certain exceptions. Under the terms of the administration agreement, [FMR] pays all management and administrative expenses (other than investment advisory expenses) for which Strategic Advisers is responsible. Specific expenses payable by [FMR] include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian and auditor, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The administration agreement further provides that [FMR] will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. In addition, [FMR] compensates and pays all the expenses of all officers of the fund and all Trustees who are "interested persons" of the trust, Strategic Advisers, or FMR. [FMR] also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services, and the cost of administration of PAS Strategic Small Cap's securities lending program, if any.

PAS Strategic Small Cap pays the following expenses: fees and expenses of the non-interested Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying funds, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.

Management Fee. For the services of Strategic Advisers under the management contract, PAS Strategic Small Cap pays Strategic Advisers a monthly management fee at the annual rate of __% of its average net assets throughout the month. The management fee paid to Strategic Advisers by PAS Strategic Small Cap is reduced by an amount equal to the fees and expenses paid by PAS Strategic Small Cap to the non-interested Trustees.

For the services of FMR under the administration agreement, Strategic Advisers pays FMR a monthly administration fee equal to the monthly management fee received by Strategic Advisers from PAS Strategic Small Cap, minus an amount equal to an annual rate of __% of that fund's average net assets throughout the month.

Strategic may, from time to time, voluntarily reimburse all or a portion of PAS Strategic Small Cap's operating expenses (exclusive of interest, taxes, brokerage commissions, shareholder charges, and extraordinary expenses)[, which is subject to revision or discontinuance]. Strategic retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by Strategic will increase PAS Strategic Small Cap's returns and repayment of the reimbursement by the fund will lower its returns.]

BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

[DISCUSSION]

PROXY VOTING GUIDELINES

[DISCUSSION]

DISTRIBUTION SERVICES

PAS Strategic Small Cap has entered into a distribution agreement with [________]. The principal business address of [___] is [______________]. [___] is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for [___] to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic.

TRANSFER AND SERVICE AGENT AGREEMENTS

PAS Strategic Small Cap has entered into a transfer agent agreement with [________]. Under the terms of the agreement, [___] performs transfer agency, dividend disbursing, and shareholder services for PAS Strategic Small Cap.

For providing transfer agency services, [___] receives no fees from PAS Strategic Small Cap; however, each underlying fund pays its respective transfer, dividend disbursing, and shareholder servicing agent (in the case of underlying Fidelity funds, either [___] or an affiliate of [___]) fees based, in part, on the number of positions in and assets of PAS Strategic Small Cap invested in such underlying fund [, subject to certain limitations].

[___] also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

[___] pays out-of-pocket expenses associated with providing transfer agent services. In addition, [___] bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

PAS Strategic Small Cap has also entered into a service agent agreement with [___]. Under the terms of the agreement, [___] calculates the NAV and dividends for PAS Strategic Small Cap, maintains PAS Strategic Small Cap's portfolio and general accounting records, and administers PAS Strategic Small Cap's securities lending program.

For providing pricing and bookkeeping services, [___] receives a monthly fee based on PAS Strategic Small Cap's average daily net assets throughout the month.

For administering the fund's securities lending program, [___] is paid based on the number and duration of individual securities loans.

FMR bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its administration agreement with Strategic.

DESCRIPTION OF THE FUND

Trust Organization. PAS Strategic Small Cap Fund is a fund of Fidelity Rutland Square Trust, an open-end management investment company created under an initial declaration of trust dated June 26, 2003. Currently, there are no other funds offered in the trust. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. PAS Strategic Small Cap is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the fund. The Trust Instrument provides that the fund shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the fund or the Trustees relating to the fund shall include a provision limiting the obligations created thereby to the fund and its assets.

The Trust Instrument provides for indemnification out of PAS Strategic Small Cap's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. Strategic believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Section 10(d) of the 1940 Act. PAS Strategic Small Cap will be operated in accordance with the requirements of Section 10(d) of the Investment Company Act of 1940. Section 10(d) of the 1940 Act permits a fund to have a board of directors all the members of which, except one, are "interested persons" of the investment adviser of the fund, or are officers or employees of the fund.

In addition to having only [one (1)/two (2)] who are not "interested persons" of PAS Strategic Small Cap, the fund will (1) be a registered open-end management investment company; (2) have a registered investment adviser as its investment adviser and such investment adviser will be the only investment adviser to the fund; (3) will not charge a sales load on sales of fund shares; (4) not permit any premium over NAV upon issuance of the fund's shares plus any discount from NAV charged on redemption in the aggregate to exceed 2%; (5) not incur any sales or promotion expenses (other than expenses incurred in complying with laws regulating the issue or sale of fund shares); (6) not charge an investment management fee that exceeds one per centum (1%) per annum of the value of the fund's net assets averaged over the year or other definite date(s) within the year; (7) require the adviser to pay all executive salaries and expenses, and office rent of the fund; and (8) only have one class of securities outstanding, each unit of which has equal voting rights with every other unit.

Because PAS Strategic Small Cap will operate in accordance with Section 10(d) of the 1940 Act and not have a majority of trustees who are not "interested persons" of the fund, the fund will not be able to rely on those SEC exemptive rules that require a fund to have a majority of trustees who are not "interested persons" of the fund.

Voting Rights. PAS Strategic Small Cap's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

On matters submitted for consideration by shareholders of any underlying fund, PAS Strategic Small Cap will vote its shares in proportion to the vote of all other holders of shares of that underlying fund.

PAS Strategic Small Cap (or a class, if established) may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of PAS Strategic Small Cap, or a class, with another operating mutual fund or the sale of all or a portion of the assets of the fund, or a class, to another operating mutual fund requires approval by a vote of shareholders of the fund or the class. The Trustees may, however, reorganize or terminate PAS Strategic Small Cap or a class without prior shareholder approval. In the event of the dissolution or liquidation of PAS Strategic Small Cap or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. [_______], is custodian of the assets of PAS Strategic Small Cap. The custodian is responsible for the safekeeping of PAS Strategic Small Cap's assets and the appointment of any subcustodian banks and clearing agencies. [_______], headquartered in [_______], also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Strategic, FMR, their officers and directors, their affiliated companies, and Members of their Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of Strategic, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. [_______], serves as independent accountant for PAS Strategic Small Cap. The auditor examines financial statements for PAS Strategic Small Cap and provides other audit, tax, and related services.

Investing in Other Funds. Regulatory restrictions limit the amount that one fund can invest in another, and further limit investments to the extent a fund's shares are already held by Strategic or its affiliates. PAS Strategic Small Cap will bear a pro rata share of the underlying funds' expenses. Strategic or its affiliates may receive remuneration related to investments in underlying funds. Unaffiliated underlying funds compensate Strategic or its affiliates for participating in Fidelity's FundsNetwork program in varying amounts. Programs with similar compensation arrangements may be offered in the future. Underlying funds may have different investment objectives and may engage in investment strategies that PAS Strategic Small Cap would not engage in directly. PAS Strategic Small Cap bears all risks associated with underlying fund investments.

APPENDIX

Fidelity Investments & (Pyramid) Design is a registered trademark of FMR Corp.

Strategic Advisers is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) Trust Instrument. To be filed by subsequent amendment.

(b) Bylaws of the Trust. To be filed by subsequent amendment.

(c) Not applicable.

(d) (1) Form of Management Contract between the Registrant, on behalf of PAS Strategic Small Cap Fund, and [Strategic Advisers, Inc.]. To be filed by subsequent amendment.

(2) Form of Administration Agreement between [Strategic Advisers, Inc.], on behalf of PAS Strategic Small Cap Fund, and [Fidelity Management & Research Company]. To be filed by subsequent amendment.

(e) Form of General Distribution Agreement between the Registrant, on behalf of PAS Strategic Small Cap Fund, and [Fidelity Distributors Corporation]. To be filed by subsequent amendment.

(f) Not applicable.

(g) Form of Custodian Agreement between the Registrant, on behalf of PAS Strategic Small Cap Fund, and ______________. To be filed by subsequent amendment.

(h) Not applicable.

(i) Opinion and consent of legal counsel. To be filed by subsequent amendment.

(j) Opinion and consent of auditors. To be filed by subsequent amendment.

(k) Not applicable.

(l) Not applicable.

(m) Not applicable.

(n) Not applicable.

(p) To be filed by subsequent amendment.

Item 24. Trusts Controlled by or under Common Control with this Trust

Initial seed capital will be provided by the registrant's investment adviser.

Item 25. Indemnification

To be filed by subsequent amendment.

Item 26. Business and Other Connections of Investment Adviser

STRATEGIC ADVISERS, INC.

82 Devonshire Street, Boston, MA 02109

Strategic Advisers, Inc. serves as investment adviser to the fund and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance. The directors and officers of Strategic Advisers, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Bart Grenier	President and Director of Strategic Advisers, Inc.; Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR.

William V. Harlow III	Chief Investment Officer and Director of Strategic Advisers, Inc.

Philip Bullen	Director of Strategic Advisers, Inc.; Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and FMR U.K.

Ren Y. Cheng	Vice President of Strategic Advisers, Inc. (2003).

Jay Freedman	Clerk of Strategic Advisers, Inc., FMR U.K., and FMR Far East; Assistant Clerk of FMR, FMRC and FDC; Secretary of FMR Corp. and FIMM.

Boyce I. Greer	Director and Managing Director of Strategic Advisers, Inc.

Karen Hammond

Vice President of Strategic Advisers, Inc., FMR U.K., FMR Far East, and FIMM (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003); Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003).

Patricia Hurley	Senior Vice President of Strategic Advisers, Inc.

Alice Lowenstein	Vice President of Strategic Advisers, Inc.

Jeffrey Resnik	Senior Vice President of Strategic Advisers, Inc.

Roger T. Servison	Director of Strategic Advisers, Inc.

Michele A. Stecyk	Vice President of Strategic Advisers, Inc.

Geoff Stein	Vice President of Strategic Advisers, Inc.

Susan Sturdy	Assistant Clerk of Strategic Advisers, Inc., FMR, FMRC, FMR U.K., FMR Far East and FDC; Assistant Secretary of FIMM and FMR Corp.

J. Gregory Wass	Assistant Treasurer of Strategic Advisers, Inc., FMR, FMRC, FMR U.K., FMR Far East, FIMM, FDC, and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jonathan Weed	Vice President of Strategic Advisers, Inc.

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by Strategic Advisers, Inc. or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Jeffrey Carney	Director and President (2003)	None
Jay Freedman	Assistant Clerk	None
Jane Greene	Treasurer and Controller	None
Erica Vaters	Compliance Officer	None
Donald C. Holborn	Executive Vice President	None
William F. Loehning	Executive Vice President (2003)	None
Raymond J. Marcinowski	Director	None
Ellyn A. McColgan	Director	None
Eric Roiter	Vice President and Clerk	Secretary of funds advised by Strategic Advisers, Inc.
Susan Sturdy	Assistant Clerk	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Strategic Advisers, Inc., Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the fund's custodian, __________________. _________________, headquartered in ___________, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 8th day of October 2003.

Fidelity Rutland Square Trust
	By	/s/Maria F. Dwyer
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Maria F. Dwyer, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)	(Title)	(Date)

/s/Maria F. Dwyer	President and Treasurer	October 8, 2003
Maria F. Dwyer	(Principal Executive Officer)

/s/Timothy Hayes	Chief Financial Officer	October 8, 2003
Timothy Hayes	(Principal Financial Officer)

/s/Laura B. Cronin	Trustee	October 8, 2003
Laura B. Cronin

/s/Abigail P. Johnson	Trustee	October 8, 2003
Abigail P. Johnson

/s/Robert L. Reynolds	Trustee	October 8, 2003
Robert L. Reynolds